SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2007

                       IMAGE TECHNOLOGY LABORATORIES, INC.


             (Exact name of Registrant as Specified in its Charter)





           Delaware                                 22-3531373
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)



                              602 Enterprise Drive
                            KINGSTON, NEW YORK 12401
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (845) 338-3366

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Company has been notified by its independent registered accounting firm, Berenson, LLP, that effective May 15, 2007 they were terminating their services to the Company as a result of a combination with the Company's prior independent registered accounting firm, J.H. Cohn, LLP. On June 22, 2005, the Board of Directors of the Company elected to discontinue its engagement of J.H. Cohn, LLP as the Company's independent registered accounting firm. The Company subsequently notified J.H. Cohn, LLP of its decision and filed a Form 8-K with the Securities and Exchange Commission on June 29, 2005.

During the Company's two most recent fiscal years and from December 31, 2006 through May 15, 2007, none of the events described in Item 304(a)(1)(iv) of Regulation S-B occurred with respect to the Company and Berenson, LLP, and there was no disagreement with Berenson, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Berenson, LLP , would have caused Berenson, LLP to make reference to the subject of that disagreement in connection with its reports on the Company's financial statements

The report of Berenson, LLP on the Company's audited financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The opinion of Berenson, LLP did, however, contain the following going-concern explanatory language:

The financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As further discussed in Notes 1 and 2 to the financial statements, among other things, the Company's operations have generated recurring losses and negative cash flows from operating activities, and it had working capital and stockholders' deficiencies at December 31, 2006. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are described in
Note 1. The accompanying financial statements as of and for the year ended December 31, 2006 do not include any adjustments that might result from the outcome of this uncertainty.

The Company requested that Berenson, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. The Company received such a letter in response to its request which it has attached as Exhibit 16 to this Amendment No.2 to Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16 Letter from Berenson, LLP to Securities and Exchange Commission



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2007

                                         IMAGE TECHNOLOGY LABORATORIES, INC.

                                         By: /S/ LEWIS M.EDWARDS
                                         -----------------------
                                             Lewis M. Edwards
                                             Chairman, Executive Vice-President,
                                             Chief Technology Officer,
                                             Principal Accounting Officer